MASTERS' SELECT FUNDS TRUST

                           MASTERS' SELECT EQUITY FUND
                       SUPPLEMENT DATED DECEMBER 31, 2003
                        TO PROSPECTUS DATED MAY 23, 2003
                           AS AMENDED DECEMBER 8, 2003

NOTICE TO EXISTING AND PROSPECTIVE SHAREHOLDERS:

EFFECTIVE JANUARY 1, 2004, MR. LEIGH CRAWFORD OF TCW INVESTMENT MANAGEMENT COMPANY IS REMOVED AS CO-PORTFOLIO MANAGER TO THE MASTERS' SELECT EQUITY FUND. ALL REFERENCES IN THE FUND'S PROSPECTUS DATED MAY 23, 2003 AND SUPPLEMENTED DECEMBER 8, 2003 TO MR. CRAWFORD ARE HEREBY DELETED.

    The following information replaces the table on page 6 of the Prospectus:

                                      INVESTMENT        MARKET
                                      EXPERIENCE/       CAPITALIZATION
INVESTMENT          TARGET ASSET      RELEVANT FUND     OF COMPANIES IN   STOCK-PICKING
MANAGER             ALLOCATION        EXPERIENCE        PORTFOLIO         STYLE
-----------------------------------------------------------------------------------------
GLEN BICKERSTAFF        20%           Over  20 years/   Mostly mid- and   High earnings
AND TEAM                              TCW Galileo       large-sized       growth
                                      Select Equity     companies
                                      Fund since 1998

-----------------------------------------------------------------------------------------

CHRISTOPHER             20%           Over 10 years/    Mostly large      Growth at a
DAVIS/ KENNETH                        New York          companies         reasonable
FEINBERG                              Venture Fund                        price
                                      since 1995

-----------------------------------------------------------------------------------------

BILL D'ALONZO           10%           Over 20 years/    Small and         High earnings
AND TEAM                              Brandywine        mid-sized         growth
                                      Fund since 1990   companies

-----------------------------------------------------------------------------------------

MASON HAWKINS           20%           Over 25 years/    All sizes, may    Value and
                                      Longleaf          have up to 50%    global, may
                                      Partners Fund     foreign stocks    invest up to
                                      since 1987                          50% in foreign
                                                                          securities

-----------------------------------------------------------------------------------------

BILL MILLER             20%           Over 20 years/    All sizes but     Eclectic,
                                      Legg Mason        mostly large      may invest in
                                      Value Trust       and mid-sized     traditional
                                      since 1982        companies         value stocks
                                                                          or growth
                                                                          stocks

-----------------------------------------------------------------------------------------

DICK WEISS              10%           Over 25 years/    Small and         Growth at a
                                      Strong Common     mid-sized         reasonable
                                      Stock Fund        companies         price
                                      since 1991

-----------------------------------------------------------------------------------------

The following information replaces the section under Glen Bickerstaff beginning on page 27 of the Prospectus:

                 MASTERS' SELECT EQUITY FUND PORTFOLIO MANAGERS

GLEN BICKERSTAFF AND TEAM
TCW Investment Management Company
865 So. Figueroa Street
Los Angeles, CA 91001

Glen Bickerstaff is the portfolio manager for the segment of the Fund's assets run by TCW Investment Management Company, a member of the TCW Group ("TCW"). Bickerstaff, who has been in the investment business since 1980, is Vice Chairman of the Trust Company of the West and a Senior Portfolio Manager at TCW. Bickerstaff has run the TCW Galileo Select Equities Fund since joining TCW in 1998. Prior to joining TCW Bickerstaff spent eleven years at Transamerica Investment Services where he was a Vice President and Senior Portfolio Manager. There he ran a pooled equity portfolio, corporate pension assets, institutional accounts and the Transamerica Premier Equity Fund. In total, as of June 30, 2003, Bickerstaff and his team managed approximately $16.9 billion across their flagship Concentrated Core growth stock portfolios.

Bickerstaff manages approximately 20% of the Fund's assets. In picking stocks he focuses primarily on mid- and large-cap companies that are market leaders in scalable businesses. These superior businesses typically demonstrate strong sales growth, increasing market share, and high and/or rising profit margins. Bickerstaff seeks to identify companies that have unique business franchise characteristics and a sustainable competitive advantage, such as a proprietary product, valuable intellectual property, low cost structure, or distribution advantages. He also seeks to be aligned with management that has proven their ability to create shareholder value through skilled capital allocation. While bottom-up company research ultimately drives stock selection, Bickerstaff tries to take advantage of major secular trends, such as the baby boomers' growing demand for financial services and health care products and the proliferation of technology. He is somewhat unique among growth managers in that his investment decisions are based on his long-term assessment of each business so that he doesn't have a "trader" mentality.


Bickerstaff is a growth investor but valuation plays a role in his investment process. In valuing a company he focuses on the "cap rate", defined as the pre-tax cash flow generated by the business divided by its enterprise value (i.e., what it would cost to buy the entire business). However, he will pay up for businesses that he believes will deliver high cash flow growth rates over the long-term. Although Bickerstaff will trim holdings when stock prices run up, he typically will not eliminate a holding due to valuation as long as the company's fundamentals continue to strengthen.